                                                                    EXHIBIT 99.2

                                       Joint Filer Information

Name and Address of Reporting Person:         VG Holdings, LLC
                                              c/o HM Capital Partners
                                              200 Crescent Court, Suite 1600
                                              Dallas, Texas 75201
Relationship of Joint Filer to Issuer:        10% Owner

Issuer Name and Ticker or Trading Symbol:     Viasystems Group, Inc. (VIAS)

Date of Event Requiring                       07/01/2013
Statement (Month/Day/Year):

Designated Filer:                             VG Holdings, LLC

Name and Address of Reporting Person:         HMTF Equity Fund IV (1999), L.P.
                                              c/o HM Capital Partners
                                              200 Crescent Court, Suite 1600
                                              Dallas, Texas 75201
Relationship of Joint Filer to Issuer:        10% Owner

Issuer Name and Ticker or Trading Symbol:     Viasystems Group, Inc. (VIAS)

Date of Event Requiring                       07/01/2013
Statement (Month/Day/Year):

Designated Filer:                             VG Holdings, LLC

Name and Address of Reporting Person:         HMTF Private Equity Fund IV (1999), L.P.
                                              c/o HM Capital Partners
                                              200 Crescent Court, Suite 1600
                                              Dallas, Texas 75201

Relationship of Joint Filer to Issuer:        10% Owner

Issuer Name and Ticker or Trading Symbol:     Viasystems Group, Inc. (VIAS)

Date of Event Requiring                       07/01/2013
Statement (Month/Day/Year):

Designated Filer:                             VG Holdings, LLC

Name and Address of Reporting Person:         HM 4-P (1999) Coinvestors, L.P.
                                              c/o HM Capital Partners
                                              200 Crescent Court, Suite 1600
                                              Dallas, Texas 75201

Relationship of Joint Filer to Issuer:        10% Owner

Issuer Name and Ticker or Trading Symbol:     Viasystems Group, Inc. (VIAS)

Date of Event Requiring                       07/01/2013
Statement (Month/Day/Year):

Designated Filer:                             VG Holdings, LLC

Name and Address of Reporting Person:         HM 4-EQ (1999) Coinvestors, L.P.
                                              c/o HM Capital Partners
                                              200 Crescent Court, Suite 1600
                                              Dallas, Texas 75201

Relationship of Joint Filer to Issuer:        10% Owner

Issuer Name and Ticker or Trading Symbol:     Viasystems Group, Inc. (VIAS)

Date of Event Requiring                       07/01/2013
Statement (Month/Day/Year):

Designated Filer:                             VG Holdings, LLC

Name and Address of Reporting Person:         Hicks Muse (1999) Fund IV, LLC
                                              c/o HM Capital Partners
                                              200 Crescent Court, Suite 1600
                                              Dallas, Texas 75201
Relationship of Joint Filer to Issuer:        10% Owner

Issuer Name and Ticker or Trading Symbol:     Viasystems Group, Inc. (VIAS)

Date of Event Requiring                       07/01/2013
Statement (Month/Day/Year):

Designated Filer:                             VG Holdings, LLC